UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

MILL CITY VENTURES III, LTD.
(Exact name of registrant as specified in its charter)

Minnesota	001-41472	90-0316651
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1923

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 19, 2023, representatives of Boulay PLLP, the independent registered public accounting firm for Mill City Ventures III, Ltd. (the “Company”), advised management of the Company that disclosure should be made to prevent reliance on the Company’s previously issued audited consolidated financial statements for the period ended December 31, 2022 (the “Non-Reliance Period”), and that those financial statements should no longer be relied upon.

In connection with the review of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, Boulay representatives became aware that the consolidated financial statements for the Non-Reliance Period contained an error related to the failure to accrue for certain cash bonuses, aggregating $640,000, declared and paid to the Company’s officers and directors in January 2023 but relating primarily to the Non-Reliance Period.  Accordingly, the Company will restate its consolidated financial statements for the Non-Reliance Period in an amendment to its Annual Report on Form 10-K for the year ended December 31, 2022, which amendment the Company presently expects to file on May 22, 2023.

On the Company’s statement of operations, the impact of this change will be to increase payroll by $400,000 and to increase director’s fees by $240,000, with a corresponding decrease of $640,000 in the net increase in net assets resulting from operations before taxes.  In addition, there will be a decrease in the provision for income taxes by $168,958, and a decrease in the Company’s net increase in net assets resulting from operations by $470,779, with an associated net increase in net assets resulting from operations per share by $0.09.  On the Company’s balance sheet, the impact of the change will be to increase accounts payable by $640,000, increase the accumulated undistributed investment loss by 470,779, decrease total shareholders’ equity (net assets) by $470,779, and decrease net asset value per common share $0.08.  The restatement will have no effect upon on the Company’s statement of cash flows.

Company management has concluded that the control deficiency that resulted in the failure to detect the accounting error described above is a material weakness in the Company’s internal control over financial reporting as of December 31, 2022 relating to the design and maintenance of internal controls over the completeness and accuracy of the accounting for accruing compensation in accordance with general accepted accounting principles.

Company management has discussed these matters with the members of the Audit Committee of the Board of Directors of the Company, and with representatives of the Company’s independent registered public accounting firm, Boulay PLLP.  Company management has also provided the disclosures in this Item 4.02 to the Company’s independent registered public accounting firm, Boulay PLLP in accordance with the requirements of the instructions for Item 4.02(b) and (c) of Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILL CITY VENTURES III, LTD.
Date: May 22, 2023
	By:	/s/ Joseph A. Geraci, II
JOSEPH A. GERACI, II
Chief Financial Officer

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